KEMPER ASSET ALLOCATION FUNDS
                          Kemper Horizon 20+ Portfolio
                          Kemper Horizon 10+ Portfolio
                           Kemper Horizon 5 Portfolio

                            SUPPLEMENT TO PROSPECTUS
                             DATED NOVEMBER 30, 1998

                              --------------------

The following disclosure supplements the relevant language in the "Investment Manager and Underwriter" section of the prospectus:

Robert D. Tymoczko is the Lead Portfolio Manager for the Kemper Horizon 20+ Portfolio, Kemper Horizon 10+ Portfolio and Kemper Horizon 5 Portfolio. Mr. Tymoczko joined Scudder Kemper in 1997 as a quantitative research analyst and is a Vice President. He began his investment career in 1996. Prior to joining Scudder Kemper he worked as an economic consultant specializing in quantitative research and econometric consulting.





April 21, 1999


                                  (over please)